FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2022
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENT
NOTE 3 -	FAIR VALUE MEASUREMENT

Recurring Fair Value Measurements

The Group measures fair value and discloses fair value measurements for financial assets and liabilities. Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company's financial assets and liabilities measured at fair value on a recurring basis, consisted of the following types of instruments:

	December 31, 2022
	Level 1	Level 2	Level 3	Total
Liability:
Derivative financial instruments	-	$(31)	-	$(31)

	December 31, 2021
	Level 1	Level 2	Level 3	Total
Assets:
Derivative financial instruments	-	$51	-	$51

a.
Derivative financial instruments:

The Company hedges the foreign currency risk arising from probable forecasted Israeli Shekel ("ILS") expenses as part of its risk management policy. The risk management objective is to hedge the foreign currency exchange rate fluctuations associated with ILS denominated forecasted probable expenses according to the Company's hedging policy. The majority of the ILS exposure arises from expected related salary expenses. The Company enters into contracts for derivative financial instruments forward contracts in order to execute its policy. Such derivatives are recognized at fair value. The fair value of forward contracts is calculated as the difference between the forward rate on valuation date and the forward rate on the original forward contract, multiplied by the transaction's notional amount. At the inception of a hedge relationship, the Company formally designates and documents the hedge relationship to which the Company wishes to apply hedge accounting and the risk management objective and strategy for undertaking the hedge. The hedge effectiveness is assessed at the end of each reporting period.

The effective portion and the ineffective portion of the gain or loss on the hedging instrument is recognized as other comprehensive income (loss).

The effective portion is determined by looking into changes in spot exchange rate.

The change in fair value attributable to changes other than those due to fluctuations in the spot exchange rate are excluded from the assessment of hedge effectiveness and are recognized in the statement of income under financial expenses-net.

For derivative instruments that are designated and qualify as a cash-flow hedge, the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same line item associated with the anticipated transaction in the same period or periods during which the hedged transaction affects earnings.

For derivative instruments that qualify for hedge accounting, the cash flows associated with these derivatives are reported in the consolidated statements of cash flows consistently with the classification of the cash flows from the underlying hedged items that these derivatives are hedging.

As of December 31, 2022, and 2021, the Company has open call options and open put options with a notional total amount of $7,774 and $8,458, respectively.

The carrying amounts of financial instruments include cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate fair value because of their short maturities.